Long-term debt - Senior Unsecured Exchangeable Notes (Details) - 3.75% Exchangeable Senior Unsecured Notes - Exchangeable Notes - USD ($) $ / shares in Units, $ in Thousands	May 22, 2023	Dec. 21, 2020
Debt Instrument [Line Items]
Face value of debt		$ 201,250
Interest rate		3.75%
Proceeds from issuance of debt	$ 253,139	$ 15,536
Common share maximum capped price to exercise capped call (in dollars per share)		$ 17.85